Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other	6 Months Ended
Jun. 30, 2026
Text Block1 [Abstract]
Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other
20.	Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other
In the six-month period ended 30 June 2026, there were no significant changes in collateral and contractual commitments. The commitments to purchase property, plant and equipment increased from 171m US dollar as of 31 December 2025 to 419m US dollar as of 30 June 2026.
As of 30 June 2026, the company has fully settled its stock lending arrangements. For more detail, refer to Note 16
Changes in equity and earnings per share
.